UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 4, 2006 (November 29, 2006)

Realogy Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32852	20-4381990

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One Campus Drive
Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 29, 2006, our Apple Ridge Funding LLC subsidiary (the “Issuer”) entered into the Fourth Omnibus Amendment (“Fourth Omnibus Amendment ”), amending its relocation securitization facility (the “Facility”), under which it issued its Secured Variable Funding Notes, Series 2005-1 in an aggregate principal amount not to exceed $700 million (the “Notes”).
     The Fourth Omnibus Amendment, among other things:
➢	extends the commitment termination date to November 27, 2007, or such later date as to which the termination date may be extended under the terms of the Note Purchase Agreement dated as of January 31, 2005 among the Issuer, Cartus Corporation (“Cartus,” which is our relocation services subsidiary), the Managing Agents and Purchasers listed on the signature pages thereto, and the Administrative Agent named therein;

➢	eliminates a servicer default trigger specifying a minimum EBITDA, determined quarterly for the preceding twelve month period, and adds in its place that Realogy maintain a long-term unsecured debt rating of BB- or better from Standard & Poors and Ba3 from Moody’s; and

➢	modifies certain performance triggers linked to the quality of the assets underlying the Facility.
     As previously disclosed, this Facility is one of three separate securitization programs maintained by Cartus to monetize certain relocation related assets, including assets under relocation management agreements. Under the relocation management agreements, the employers agree to pay fees and other amounts for relocation services provided to their employees by Cartus. Relocation services include the purchasing and selling of a transferring employee’s home and the issuance of home equity advances to the transferred employee which are to be repaid from the proceeds of sale of the employee’s home.
     The Facility securitizes assets related to certain of Cartus’ U.S. clients and relating to U.S. domestic and international services. The relocation management agreements designated to this Facility involve assets and receivables arising under relocation management agreements (i) entered into with corporate employers which are obligated to provide reimbursement for losses on the resale of employees’ homes (“not at-risk”) and (ii) which relate to homes located in the United States. Cartus is the servicer for the assets and receivables sold into the securitization and the Issuer is a consolidated special purpose entity, which issues the Notes under the Facility and utilizes the proceeds therefrom to purchase the relocation assets. Realogy guarantees the performance of Cartus as originator of the receivables and as servicer under a performance guaranty.
     The commitment to fund under the Facility is subject to annual renewal and carries a commitment fee. Non-renewal of the Facility would result in an amortization of the Notes. The occurrence of numerous other events, including Realogy’s failure to maintain unsecured long-term debt rating at the levels set forth above or other events tied to the characteristics and performance of the contracts and assets sold into the program, if not remedied within a predetermined amount of time, could result in an early amortization of the Notes and termination of the Facility.
     The foregoing description of the Fourth Omnibus Amendment is summary in nature and qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
     Certain of the purchasers of the Notes, the bank acting as the Supplemental Indenture Trustee, paying agent, authentication agent and transfer agent and registrar, the bank acting as the Administrative Agent and Lead Arranger, and the Managing Agents party to the Note Purchase

Agreement and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.
Item 7.01. Regulation FD Disclosure.
     Officers of Realogy will be meeting with securities analysts and investors during the period commencing on December 4, 2006 and ending on December 8, 2006. During these meetings, the officers will reaffirm Realogy’s 2006 full year financial outlook as described in its press release and conference call on November 1, 2006. A copy of that press release was attached as Exhibit 99.1 to the Form 8-K furnished by Realogy to the Securities and Exchange Commission on November 1, 2006.
     Investor slides to be used at these meetings, including information relating to Realogy’s 2006 financial outlook, will be posted on Realogy’s website at www.realogy.com at or prior to the commencement of these meetings.
     All of the information furnished in this Item shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Fourth Omnibus Amendment entered into November 29, 2006 among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, The Bank of New York, as successor to JPMorgan Chase Bank, N.A., as successor Indenture Trustee, The Bank of New York, as paying agent, authentication agent and transfer agent and registrar, the Conduit Purchasers, Committed Purchasers and Managing Agents party to the Note Purchase Agreement defined in the Fourth Omnibus Amendment and Calyon Corporate and Investment Bank, as Administrative Agent and Lead Arranger.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By:	/s/ Anthony E. Hull

Anthony E. Hull
Executive Vice President, Chief Financial Officer and Treasurer
Date: December 4, 2006

REALOGY CORPORATION
CURRENT REPORT ON FORM 8-K
Date of Report (Date of Earliest Event Reported): December 4, 2006 (November 29, 2006)
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Fourth Omnibus Amendment entered into November 29, 2006 among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, The Bank of New York, as successor to JPMorgan Chase Bank, N.A., as successor Indenture Trustee, The Bank of New York, as paying agent, authentication agent and transfer agent and registrar, the Conduit Purchasers, Committed Purchasers and Managing Agents party to the Note Purchase Agreement defined in the Fourth Omnibus Amendment and Calyon Corporate and Investment Bank, as Administrative Agent and Lead Arranger.

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